Exhibit 4.1
SUPPLEMENTAL INDENTURE

TO INDENTURE DATED JANUARY 22, 2021

    THIS SUPPLEMENTAL INDENTURE dated as of June 3, 2022, among LAMAR MEDIA CORP., a Delaware corporation (the “Company”), the undersigned Guarantors party hereto, LAMAR ADVERTISING LIMITED PARTNERSHIP, a Delaware limited partnership (“Lamar LP”), LAMAR ADVERTISING GENERAL PARTNER, LLC, a Delaware limited liability company (“Lamar GP”), SKYHIGH MURALS – COLOSSAL MEDIA, LLC, a New York limited liability company (“Colossal” and together with Lamar LP and Lamar GP, collectively, the “New Guarantors” and each a “New Guarantor”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (as successor in interest to U.S. Bank National Association), as Trustee (the “Trustee”).

WHEREAS, each of the Company and the Guarantors (as defined in the Indenture referred to below) has heretofore executed and delivered to the original trustee, The Bank of New York Mellon Trust Company, N.A., an Indenture, dated as of January 22, 2021 (the “Indenture”), providing for the issuance of 3.625%% Senior Notes due 2031 (the “Notes”);

WHEREAS, the New Guarantors desire to provide guarantees (the “Guarantees”) of the obligations of the Company under the Notes and the Indenture in accordance with Article 10 of the Indenture;

WHEREAS, pursuant to Section 8.01 of the Indenture, the Company, the Trustee, the Guarantors and the New Guarantors are authorized to execute and deliver this Supplemental Indenture; and

WHEREAS, all conditions precedent provided for in the Indenture relating to the execution of this Supplemental Indenture have been complied with.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1.Definitions. All terms used herein without definition have the meanings ascribed to them in the Indenture.

2.    Guarantee. Each New Guarantor hereby agrees to provide a full and unconditional guarantee of the Company’s obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in the Indenture, including but not limited to Article 10 thereof, with the same effect and to the same extent as if such New Guarantor had been named as a Guarantor in the Indenture.

3.    Effectiveness of Supplemental Indenture. This Supplemental Indenture shall become effective upon the execution and delivery of this Supplemental Indenture by the Company, the Guarantors, the New Guarantors and the Trustee.

4.    Indenture Remains in Full Force and Effect. This Supplemental Indenture shall form a part of the Indenture for all purposes and, except as supplemented or amended hereby, all other provisions in the Indenture and the Notes, to the extent not inconsistent with the terms and provisions of this Supplemental Indenture, shall remain in full force and effect.

5.    Headings. The headings of the Articles and Sections of this Supplemental Indenture are inserted for convenience of reference and shall not be deemed a part thereof.

6.    Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

7.    Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

8.    Trustee Disclaimer. The Trustee is not responsible for the validity or sufficiency of this Supplemental Indenture nor for the recitals hereof, which shall be taken as the statements of the Company, the Guarantors and the New Guarantors.

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    IN WITNESS WHEREOF, the undersigned have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

NEW GUARANTORS:

LAMAR ADVERTISING GENERAL PARTNER, LLC
SKYHIGH MURALS – COLOSSAL MEDIA, LLC

By:    Lamar Media Corp., its sole member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

LAMAR ADVERTISING LIMITED PARTNERSHIP

By:    Lamar Advertising General Partner, LLC, its general partner

By:    Lamar Media Corp., its sole member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

COMPANY:

LAMAR MEDIA CORP.

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

GUARANTORS:

COLORADO LOGOS, LLC
KANSAS LOGOS, LLC
MICHIGAN LOGOS, LLC
MINNESOTA LOGOS, LLC
NEBRASKA LOGOS, LLC
NEVADA LOGOS, LLC
NEW MEXICO LOGOS, LLC
OHIO LOGOS, LLC
SOUTH CAROLINA LOGOS, LLC
TENNESSEE LOGOS, LLC
UTAH LOGOS, LLC

By:    Interstate Logos, L.L.C., its sole member
By:    Lamar Media Corp., its Managing Member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

LAMAR ELECTRICAL, LLC
LAMAR ADVERTISING OF MICHIGAN, LLC
LAMAR ADVERTISING OF YOUNGSTOWN, LLC
TLC PROPERTIES, LLC
LAMAR OCI SOUTH, LLC
LAMAR OHIO OUTDOOR HOLDING, LLC

By:    The Lamar Company, L.L.C., its Managing Member
By:    Lamar Media Corp., its Managing Member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

LAMAR ADVERTISING SOUTHWEST, LLC

By:    Lamar Media Corp., its Managing Member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

LAMAR AIRPORT ADVERTISING COMPANY
LAMAR PENSACOLA TRANSIT, INC.

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

ARIZONA LOGOS, L.L.C.
DELAWARE LOGOS, L.L.C.
GEORGIA LOGOS, L.L.C.
KENTUCKY LOGOS, LLC
LOUISIANA INTERSTATE LOGOS, L.L.C.
MAINE LOGOS, L.L.C.
MISSISSIPPI LOGOS, L.L.C.
MISSOURI LOGOS, LLC
MONTANA LOGOS, LLC
NEW HAMPSHIRE LOGOS, L.L.C.
NEW JERSEY LOGOS, L.L.C.
OKLAHOMA LOGOS, L.L.C.
VIRGINIA LOGOS, LLC
WASHINGTON LOGOS, L.L.C.
WISCONSIN LOGOS, LLC

By:    Interstate Logos, L.L.C., its Managing Member
By:    Lamar Media Corp., its Managing Member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

INTERSTATE LOGOS TRS, LLC

By:    Lamar TRS Holdings, LLC, its Managing Member
By:    Lamar Media Corp., its Managing Member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

INTERSTATE LOGOS, L.L.C.
LAMAR CENTRAL OUTDOOR, LLC
THE LAMAR COMPANY, L.L.C.
LAMAR TRS HOLDINGS, LLC

By:    Lamar Media Corp., its Managing Member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

LAMAR ADVERTISING OF COLORADO SPRINGS,
L.L.C.
LAMAR ADVERTISING OF LOUISIANA, L.L.C.
LAMAR ADVERTISING OF SOUTH DAKOTA,
L.L.C.
LAMAR AIR, L.L.C.
LAMAR FLORIDA, L.L.C.
LAMAR OCI NORTH, L.L.C.
LAMAR TENNESSEE, L.L.C.

By:    The Lamar Company, L.L.C., its Managing Member
By:    Lamar Media Corp., its Managing Member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

LAMAR TEXAS LIMITED PARTNERSHIP

By:    The Lamar Company, L.L.C., its General Partner
By:    Lamar Media Corp., its Managing Member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

TLC FARMS, L.L.C.
TLC PROPERTIES, L.L.C.

By:    TLC Properties, Inc., its Managing Member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

LAMAR ADVANTAGE GP COMPANY, LLC
LAMAR ADVANTAGE LP COMPANY, LLC
TRIUMPH OUTDOOR HOLDINGS, LLC

By:    Lamar Central Outdoor, LLC, its Managing
    Member
By:    Lamar Media Corp., its Managing Member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.

By:    Lamar Advantage GP Company, LLC, its General
    Partner
By:    Lamar Central Outdoor, LLC, its Managing
    Member
By:    Lamar Media Corp., its Managing Member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

LAMAR ADVANTAGE HOLDING COMPANY

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

LAMAR INVESTMENTS, LLC
LAMAR SERVICE COMPANY, LLC
LAMAR TRANSIT, LLC

By:    Lamar TRS Holdings, LLC, its Managing
    Member
By:    Lamar Media Corp., its Managing Member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

FLORIDA LOGOS, LLC

By:    Interstate Logos TRS, LLC, its Managing Member
By:    Lamar TRS Holdings, LLC, its Managing Member
By:    Lamar Media Corp., its Managing Member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

OUTDOOR MARKETING SYSTEMS, L.L.C.
OUTDOOR PROMOTIONS WEST, LLC
TRIUMPH OUTDOOR RHODE ISLAND, LLC

By:    Lamar Transit, LLC, its Managing Member
By:    Lamar TRS Holdings, LLC, its Managing Member
By:    Lamar Media Corp., its Managing Member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

TLC PROPERTIES II, LLC

By:    Lamar Investments, LLC, its Managing Member
By:    Lamar TRS Holdings, LLC, its Managing Member
By:    Lamar Media Corp., its Managing Member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

LAMAR ADVERTISING OF PENN, LLC

By:    The Lamar Company, L.L.C., its Class A Member
By:    Lamar Media Corp., its Managing Member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

By:    Lamar Transit, LLC, its Class B Member
By:    Lamar TRS Holdings, LLC, its Managing Member
By:    Lamar Media Corp., its Managing Member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

LAMAR OBIE COMPANY, LLC

By:    Lamar Media Corp., its Class A Member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

By:    Lamar Transit, LLC, its Class B Member
By:    Lamar TRS Holdings, LLC, its Managing Member
By:    Lamar Media Corp., its Managing Member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

FMG OUTDOOR HOLDINGS, LLC

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

FAIRWAY MEDIA GROUP, LLC

By:    Lamar Media Corp., its managing member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

FAIRWAY OUTDOOR ADVERTISING, LLC

By:    Fairway Media Group, LLC, its sole managing member

By:    Lamar Media Corp., its managing member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

FAIRWAY OUTDOOR FUNDING HOLDINGS, LLC

By:    Fairway Outdoor Advertising, LLC, its sole managing member

By:    Fairway Media Group, LLC, its sole managing member

By:    Lamar Media Corp., its managing member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

FAIRWAY OUTDOOR FUNDING, LLC

By:    Fairway Outdoor Funding Holdings, LLC, its sole managing member

By:    Fairway Outdoor Advertising, LLC, its sole managing member

By:    Fairway Media Group, LLC, its sole managing member

By:    Lamar Media Corp., its managing member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

MCC OUTDOOR, LLC
MAGIC MEDIA REAL ESTATE, LLC
FMO REAL ESTATE, LLC
OLYMPUS MEDIA/INDIANA, LLC
FAIRWAY CCO INDIANA, LLC

By:    Fairway Outdoor Funding, LLC, its sole managing member

By:    Fairway Outdoor Funding Holdings, LLC, its sole managing member

By:    Fairway Outdoor Advertising, LLC, its sole managing member

By:    Fairway Media Group, LLC, its sole managing member

By:    Lamar Media Corp., its managing member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

ASHBY STREET OUTDOOR HOLDINGS LLC

By: Lamar Media Corp., its sole member

By:    /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

ASHBY STREET OUTDOOR CC, LLC
ASHBY STREET OUTDOOR LLC

By: Ashby Street Outdoor Holdings LLC, its sole member
By: Lamar Media Corp., its sole member

By: /s/ Jay Johnson______________________
Name:    Jay Johnson, Executive Vice-President
    and Chief Financial Officer

TRUSTEE:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, successor in interest to U.S. Bank National Association, as Trustee

By:    /s/ Wallace L. Duke____________________
Name: Wallace L. Duke
Title:     Vice President